EXHIBIT 31.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Laurie D. Stelzer, Chief Financial Officer of Halozyme Therapeutics, Inc. certify that:

1.	I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q of Halozyme Therapeutics, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Dated:	August 11, 2015	/s/ Laurie D. Stelzer
Laurie D. Stelzer
Senior Vice President and Chief Financial Officer